Exhibit 23.4

Jun He Law Offices Shanghai Kerry Centre, 32nd Floor 1515 West Nanjing Road, Shanghai 200040, P. R. China Tel.: (86-21) 5298-5488 Fax: (86-21) 5298-5492 E-mail: junhesh@junhe.com

RDA Microelectronics, Inc.
Cricket Square
Hutchins Drive, P.O. Box 2681
George Town, Grand Cayman KY1-1111
British West Indies
October 21, 2010
Dear Sir or Madam:
Re:	RDA Microelectronics, Inc. (the “Company”) — Initial Public Offering
We hereby consent to the use of our name under the captions “Risk Factors,” “Enforceability of Civil Liabilities,” “PRC Regulation,” “Taxation” and “Legal Matters” in the prospectus included in the Company’s Registration Statement on Form F-1, which is filed with the Securities and Exchange Commission on October 21, 2010 under the U.S. Securities Act of 1933, as amended.
We hereby further consent to the summarization of our opinions under the captions “Risk Factors,” “Enforceability of Civil Liabilities,” “PRC Regulation” and “Taxation” in the form and context in which they appear in the Registration Statement. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

Yours faithfully,
/s/ Jun He Law Offices
For and on behalf of
JUN HE LAW OFFICES

Beijing Head Office
China Resources Building
20th Floor
Beijing 100005
P. R. China
Tel.: (86-10) 8519-1300
Fax: (86-10) 8519-1350
E-mail: junhebj@junhe.com

Shanghai Office
Shanghai Kerry Centre
32nd Floor
1515 West Nanjing Road
Shanghai 200040
P. R. China
Tel.: (86-21) 5298-5488
Fax: (86-21) 5298-5492
E-mail: junhesh@junhe.com

Shenzhen Office
Shenzhen Development
Bank Tower Suite 20-C
5047 East Shennan Road
Shenzhen 518001
P. R. China
Tel.: (86-755) 2587-0765
Fax: (86-755) 2587-0780
E-mail: junhesz@junhe.com

Dalian Office
Chinabank Plaza
Room F, 16th Floor
No. 17 Renmin Road
Dalian 116001
P. R. China
Tel.: (86-411) 8250-7578
Fax: (86-411) 8250-7579
E-mail: junhedl@junhe.com

Haikou Office
Nanyang Building
Suite 1107
Haikou 570105
P. R. China
Tel.: (86-898) 6851-2544
Fax: (86-898) 6851-3514
E-mail: junhehn@junhe.com

New York Office
500 Fifth Avenue,
43rd Floor, New York,
NY 10110, U.S.A.
Tel.: (1-212) 703-8702 Fax: (1-212) 703-8720
E-mail: junheny@junhe.com

Hong Kong Office
Suite 2208,
22nd Floor, Jardine House
1 Connaught Place, Central
Hong Kong
Tel.: (852) 2167-0000
Fax: (852) 2167-0050
E-mail: junhehk@junhe.com